March 23, 1995




Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C.  20549


Re:     Carlyle Real Estate Limited Partnership - X
        Commission File No. 0-9726
        Form 8-K



Gentlemen:

Transmitted, for the above-captioned registrant, is the electronically filed executed copy of registrant's current report on Form 8-K dated March 23, 1995.

Thank you.



Very truly yours,

CARLYLE REAL ESTATE LIMITED PARTNERSHIP - X

By:     JMB Realty Corporation
        Corporate General Partner



        By: C. SCOTT NELSON
            ________________________________
            C. Scott Nelson, Vice President
            Accounting Officer


CSN:jo

Enclosures



                  SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549




                               FORM 8-K



                            CURRENT REPORT



                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934



 Date of Report (Date of earliest event reported):  November 29, 1994




              CARLYLE REAL ESTATE LIMITED PARTNERSHIP - X
        ------------------------------------------------------
        (Exact name of registrant as specified in its charter)




     Illinois                    0-9726                 36-3057941
-------------------         --------------         --------------------
(State or other)              (Commission          (IRS Employer
 Jurisdiction of             File Number)           Identification No.)
 Organization



         900 N. Michigan Avenue, Chicago, Illinois  60611-1575
         -----------------------------------------------------
                (Address of principal executive office)




Registrant's telephone number, including area code:  (312) 915-1987
  -------------------------------------------------------------------

                         SILVERMINE APARTMENTS

                           VICTORIA, TEXAS
                       -------------------------



ITEM 5. OTHER EVENTS. On November 29, 1994, Victoria Apartments Partnership (the "Venture"), a joint venture between Carlyle Real Estate Limited Partnership-X (the "Partnership") and an unaffiliated venture partner, sold, through DMC-Silvermine Apartments an affiliate of the unaffiliated venture partner, the Silvermine Apartments located in Victoria, Texas. Occupancy at the Silvermine Apartments was approximately 98% at the date of sale.

     The sale price of the Silvermine Apartments was $5,750,000 (before selling costs and prorations) and was paid in cash at closing. The existing mortgage note on the property with an outstanding principal balance of approximately $3,825,000 was retired out of sale proceeds. The Partnership received its share of net proceeds of approximately $1,148,000 upon closing.

     The Victoria Apartments Partnership Agreement generally provides that the proceeds (net after selling costs) from the sale of the property shall be distributed as follows: first, the Partnership shall receive a $1,148,000 preferential return; next, the venture partner shall receive up to $850,000. Remaining proceeds shall be distributed 50% to the Partnership and 50% to the venture partner. The Partnership has recognized a gain of approximately $1,700,000 for financial reporting purposes and approximately $3,700,000 for tax reporting purposes in 1994.

     The Partnership Agreement provides that the General Partners shall receive 15% of sale or refinancing proceeds (net after expenses and related working capital) and the Limited Partners shall receive 85%. However, the distributions of the General Partners are subject to the Limited Partners' receipt of (i) an amount from sale or refinancing proceeds equal to the Limited Partners' capital investment in the Partnership, and (ii) cumulative cash distributions from net cash receipts (plus any cumulative distributions of sale or refinancing proceeds in excess of the Limited Partners' capital investment) equal to a 6% annual return on their average capital investment (capital investment reduced by sale or refinancing proceeds previously distributed) for each year beginning with the third fiscal quarter of 1981. The Limited Partners have not yet received cash distributions equal to their investment plus a 6% annual return on such investment. Therefore, no portion of the proceeds of this sale will be distributed to the General Partners at this time.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

        (a) Financial Statements.  Not applicable.
        (b) Pro Forma Financial Information.  Not applicable.
        (c) Exhibits.
            10.1. Agreement for Purchase and Sale of Real Estate and Related Property, dated October 13, 1994, by and between DMC-Silvermine Apartments Limited ("Seller") and TGM Realty Corp. #3 ("Purchaser") is filed herewith.

                              SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                           CARLYLE REAL ESTATE LIMITED PARTNERSHIP - X

                           By:  JMB Realty Corporation
                                Corporate General Partner




                                By:   C. SCOTT NELSON
                                      -----------------------------------
                                      C. Scott Nelson, Vice President
                                      Accounting Officer






Dated:  March 23, 1995